UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2025

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41535	88-3099146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Patriot Drive, Suite A Middletown, Delaware	19709
(Address of principal executive offices)	(Zip Code)

(302) 274-8744

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZYME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointments; Director Resignation

On August 10, 2025, the board of directors (the “Board”) of Zymeworks Inc. (the “Company”), upon recommendation from the nominating and corporate governance committee of the Board (the “Nominating Committee”), appointed Messrs. Gregory A. Ciongoli and Robert E. Landry as directors of the Company, effective as of August 10, 2025. Mr. Ciongoli was appointed as a Class II director with a term expiring at the Company’s 2026 annual general meeting of stockholders, and Mr. Landry was appointed as a Class I director with a term expiring at the Company’s 2025 annual general meeting of stockholders. Each of Messrs. Ciongoli and Landry were named to the audit committee of the Board (the “Audit Committee”) in connection with their appointments.

Except for Mr. Ciongoli’s participation in the Private Placement (discussed below), there are no transactions and no proposed transactions between Mr. Ciongoli or any member of his immediate family and the Company or its subsidiaries that would require disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), and there is no other arrangement or understanding between Mr. Ciongoli and any other person or entity pursuant to which Mr. Ciongoli was appointed as a director of the Company.

There are no transactions and no proposed transactions between Mr. Landry or any member of his immediate family and the Company or its subsidiaries that would require disclosure under Item 404(a) of Regulation S-K under the Securities Act, and there is no other arrangement or understanding between Mr. Landry and any other person or entity pursuant to which Mr. Landry was appointed as a director of the Company.

Messrs. Ciongoli and Landry will each participate in the Company’s standard compensation plan for non-employee directors, including an initial stock option grant to purchase 62,000 shares of common stock, which will be granted to each of Messrs. Ciongoli and Landry on August 11, 2025. The standard compensation plan for non-

employee directors is described in the section titled “Director Compensation” of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2025. Each of Messrs. Ciongoli and Landry will also enter into the Company’s standard form of indemnification agreement for directors and executive officers.

In addition, on August 9, 2025, Mr. Troy M. Cox submitted his resignation from the Board, including the Audit Committee, effective as of August 9, 2025. Mr. Cox’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

A press release announcing Messrs. Ciongoli and Landry’s appointment to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Stock Purchase Agreement

On August 10, 2025, the Company entered into a stock purchase agreement (the “Stock Purchase Agreement”) for a private placement (the “Private Placement”) with Mr. Ciongoli following his appointment as a director of the Company. Pursuant to the Stock Purchase Agreement, Mr. Ciongoli has agreed to purchase 415,000 shares of common stock, $0.00001 par value per share, of the Company (the “Shares”) for an aggregate purchase price of $4,988,300. There are no underwriting discounts or commissions associated with the Private Placement. The per share purchase price for the Shares is $12.02 and represents the consolidated closing bid price on August 8, 2025 of a share of the Company’s common stock on The Nasdaq Stock Market LLC. The closing of the purchase and sale of the Shares is expected to occur on or about August 12, 2025 (the “Closing Date”), subject to the satisfaction of customary closing conditions. The Company intends to use the net proceeds from the Private Placement for working capital and general corporate purposes.

The offering and sale of the Shares has not been registered under the Securities Act or any state securities laws. The Company has relied on the exemption from the registration requirements of the Securities Act under Section 4(a)(2) thereof, for a transaction by an issuer not involving any public offering. The Shares may not be offered for sale, sold, transferred, assigned or otherwise disposed of absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the Shares does not involve a public offering and has been made without general solicitation or general advertising. Mr. Ciongoli represented that he is an accredited and sophisticated investor, and that he is acquiring the Shares for investment purposes only and not with a view to, or for distributing or reselling such Shares in violation of the Securities Act or any applicable state securities laws.

The foregoing description of the material terms of the Private Placement is qualified in its entirety by reference to the Stock Purchase Agreement attached hereto as Exhibit 10.1, which is incorporated by reference herein.

The Stock Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms thereof and not to provide investors with any other factual information regarding the Company or its business and it should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The sale of the Shares pursuant to the Stock Purchase Agreement has not been registered under the Securities Act or any state securities laws. Neither this Current Report on Form 8-K, nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 8.01 Other Events.

Following Messrs. Ciongoli and Landry’s appointment to the Audit Committee, the composition of the committees of the Board is as follows:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Research and Development Committee
Carlos Campoy (Chair)	Susan Mahony (Chair)	Derek Miller (Chair)	Kelvin Neu (Chair)
Gregory Ciongoli	Nancy Davidson	Carlos Campoy	Alessandra Cesano
Robert Landry	Neil Gallagher	Alessandra Cesano	Nancy Davidson
Derek Miller	Scott Platshon	Oleg Nodelman	Neil Gallagher

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated August 10, 2025, by and between the Company and Gregory Ciongoli

99.1	Press Release dated August 11, 2025.

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: August 11, 2025	By:	/s/ Kenneth Galbraith
	Name: Title:	Kenneth Galbraith Chair, President and Chief Executive Officer

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